UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2013

IPC THE HOSPITALIST COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33930	No. 95-4562058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617

North Hollywood, California

(Address of principal executive offices including Zip Code)

(888) 447-2362

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 12, 2013, IPC The Hospitalist Company, Inc. (the “Company”) completed its previously announced transaction with Park Avenue Health Care Management, LLC, Park Avenue Medical Associates, PC, Park Avenue Medical Associates, LLC, and Geriatric Services, PC (collectively, “Park Avenue”).

Pursuant to the Asset Purchase Agreement (the “Purchase Agreement”), dated as of October 23, 2013, by and among Hospitalists Management Consultants of New York, Inc., a New York corporation and wholly-owned subsidiary of the Company, IPC Management Consultants of New York, Inc. a New York corporation and wholly-owned subsidiary of the Company ( together as the “IPC Subsidiary”), InPatient Hospitalist Services of New York, P.C., a New York professional service corporation and affiliate of the Company, InPatient Hospitalist Healthcare Services of New York, P.C., a New York professional service corporation and affiliate of the Company (together as the “IPC Affiliate”, and collectively with IPC Subsidiary, “IPC”), and Park Avenue, IPC acquired substantially all of the assets of Park Avenue for a total estimated purchase price of $38 million, which is composed of a cash payment at closing of $19.8 million and future estimated contingent consideration payments of approximately $18.2 million (the “Transaction”). The final amount of the future contingent consideration will be determined in accordance with GAAP upon completion of a valuation study by the company. The Transaction was funded from drawings under the Company’s credit facility.

The Company’s press release announcing the completion of transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K, including the copy of the press release attached hereto as Exhibit 99.1, contains forward-looking statements, including statements regarding estimated encounters resulting from the Company’s transaction with Park Avenue. Forward-looking statements are subject to both known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements, and that are outside the Company’s control. These risks and uncertainties include, among others: the effect of the Company’s and Park Avenue’s respective businesses; and the Company’s ability to operate or integrate Park Avenue’s business successfully. Other risks and uncertainties that may apply are set forth in the Risk Factors section of the Company’s most recently filed Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated December 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

Date: December 12, 2013	By:	/s/ Adam D. Singer, M.D.
Adam D. Singer, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 12, 2013.